POWER EFFICIENCY
CORPORATION


KILOWATTS
15 20 25 30 35

Advanced Energy Saving Technologies for Electric Motors

POWER EFFICIENCY CORPORATION

FORWARD LOOKING STATEMENTS

The matters discussed in this presentation include forward-looking statements, as defined in the private securities litigation reform act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, as they are subject to various risks and uncertainties that may cause actual results to vary significantly. These risks and uncertainties include, but are not limited to, risks relating to: product and technology development; the uncertainty of the market for Power Efficiency Corporation's products; market acceptance of new products and continuing product demand; the ability to manage growth and ramp-up production effectively as needed; the impact of competitive products and pricing on Power Efficiency Corporation's products and markets; changing economic conditions; delay, cancellation or non-renewal of purchase orders; significant future capital requirements; and other risk factors detailed in Power Efficiency Corporation's most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update the information in this presentation.

SUMMARY

A clean tech company focused on making electric motors more efficient

E-save TECHNOLOGY.



Motor Efficiency is Central to Energy Efficiency

- According to the U.S. Dept. of Energy, electric motors:
  - Comprise by far the largest single category of electricity end use in the American economy
  - Account for 64 percent of the electricity used by the U.S. industrial sector
- Power Efficiency estimates E-Save Technology® can save the U.S. manufacturing sector alone $1.7 billion in annual electricity costs

POWEREFFICIENCY CORPORATION

INVESTMENT HIGHLIGHTS

- $9 billion annual market opportunity in large and growing markets
- Patented technology independently proven to save 15-35% of the electricity used by motors in appropriate applications
- Many high profile customers and installations
- Just completed product migration and signed large OEM agreements with leading companies in vertical transportation (elevator/escalator) market
- High margin, scalable business model - selling firmware-based solutions & potential licensing agreements; manufacturing outsourced and scalable
- Large insider ownership: Over 20% from $4 million invested

What does E-Save Technology do?

Saves 15-35% of the energy used by variably loaded electric motors

- Lightly-loaded motors become very inefficient
- E-Save Technology senses the light load and reduces the amount of power to the motor
- When the load increases, E-Save instantly increases the amount of electricity
- The motor always stays running at a constant speed (full RPM)
- E-Save is like "cruise control for an electric motor"


Efficiency
100
90
80
70
60
50
40
30
20
10
10
20
30
40
50
60
70
80
90
100
Percent of Full Rated Load
100 HP
10 HP
1 HP

Lightly loaded motors without E-Save Technology become very inefficient

MARKET SIZE

The estimated annual global market for motor efficiency controllers (MEC) incorporating E-Save Technology is $9 Billion.

Segments of Estimated $9 billion total market:

- Three Phase New Motors ~$3 billion
- Three Phase Replacement ~ $4 billion
- Single Phase New Motors ~ $2 billion

E-save TECHNOLOGY.



Single Phase - $2B
Three Phase Replacement Applications - $4B
Three Phase New Starters - $3B

Note: Above analysis is an estimate by Power Efficiency Corporation utilizing information from the U.S. Dept. of Commerce, the International Monetary Fund and a report by Supplier Relations LLC, November 2008, titled: *Relay and Industrial Controls Manufacturing*

POWER EFFICIENCY CORPORATION

MARKET DRIVERS

- End Users, OEMs & Policymakers Embracing Energy Saving Technology
  - OEMs: KONE, ThyssenKrupp, more
  - End Users: Denver Airport, Los Angeles Metro, Berry Plastics
  - Increasing federal and state policy focus on efficiency funding and standards
- Rising Electricity Prices
- Utility Rebates - typically 20-50% of product cost
  - NV Energy, Xcel Energy, Los Angeles Dept. of Water & Power, others
- EnergyStar® Rating Qualifications for Appliances
  - Manufacturer tax credit
  - Consumer utility rebates often available
- Accurate Measurement of Energy Savings for Future Markets
  - Energy savings verification
  - Carbon markets verification and trading

CUSTOMERS

Numerous end users and OEMs have purchased and installed MECs.

- Denver International Airport
- KONE
- Schindler
- ThyssenKrupp
- Berry Plastics Corporation
- Ball
- Otis — A United Technologies Company
- Graham Packaging Company, L.P.
- Westfield
- the magic of macy's
- Las Vegas Convention Center
- Charlotte Pipe and Foundry Company
- Barrick
- Bellagio Las Vegas
- Macerich
- bloomingdales
- Stratosphere
- Metro — Los Angeles County Metropolitan Transportation Authority
- MCE Motion Control Engineering — A Kinetek Company
- Dillard's
- Columbus Regional Airport Authority
- IAD — Dulles International Airport
- OrlandoAirports.net — Greater Orlando Aviation Authority
- Port of Seattle
- Yankee Stadium

UTILITY REBATES

Numerous utilities have qualified MECs for rebates, typically equal to 20-50% of the purchase price.

Example Rebates

- NV Energy Prescriptive Rebate of $20 per horsepower on escalators
- Anaheim Utilities tested the MEC and approved a rebate for a plastic granulator project, covering approximately 1/3 of the project cost

PRODUCT – 3 PHASE MOTOR EFFICIENCY CONTROLLER

- Integrated Motor Control with Energy Savings
  - Typical pricing $450-9,000 per unit
  - Works on all major world voltages (200v-600v) up to 380 amps (300 HP)
- Energy Savings 15-35% in Appropriate Applications
  - Any constant speed induction motor with a variable load is a potential candidate for savings with E-Save Technology
- Target Applications

Escalators
Elevators (MG Set)
Conveyors
Mixers
Grinders
Crushers
Granulators
Saws

Metal scrappers
Shredders
Slicers
Stamping Presses
Balers
Lathes




POWER SOURCE
MOTOR EFFICIENCY CONTROLLER
MOTOR

SALES & MARKETING – 3 PHASE MOTOR EFFICIENCY CONTROLLER

- $7 Billion Estimated Annual Market
- Initial Focus on Key Applications in Vertical Markets
  - Vertical Transportation (Escalator/Elevator)
  - Plastics
  - Mining & Bulk Materials
  - Many other vertical markets possible – wood processing, food, more
- Develop Leveraged Distribution
  - OEM agreements (two already completed in elevator/escalator market)
  - Independent reps and distributors of motor control products
- **Generate 40-55% Gross Margins**
  - Digital unit contribution margins to date average over 50%

SALES AND MARKETING – CUSTOMER RETURNS

Typical payback 3 years or less, IRR > 30%, cost / kWh 3 cents or less

Market	Vertical Transportation	Plastics	Mining & Bulk Materials
Application	Escalator	Granulator	Jaw Crusher
			
Location	Caesers Palace	Berry Plastics	Aggregate Plant
Motor Size	15HP	25HP	300HP
Energy Savings	30%	44%	24%
Utility Rebate	NV Energy	Anaheim Utilities	N/A
Annual CO2 Reduction	8 tons	5 tons	40 tons
IRR%	37%	62%	69%

PRODUCT – 1 PHASE MOTOR EFFICIENCY CONTROLLER

- Integrated Soft Start with Energy Savings
  - Typical pricing $10-20 per unit
  - Works on single phase motors from fractional HP to 2 HP
  - Single phase motors less efficient, very high volume
- Significant Energy Savings in Appropriate Applications
  - Sample Results – Test of GE Hotpoint Clothes Washer

Load Size	Large	Medium	Light
Energy Savings	9%	11%	27%

- Target Applications

Clothes washers
Clothes dryers
Residential air conditioning
Refrigeration

Shop tools
Replacement for / Use With
Motor Run Capacitor (makes dynamic efficient motor)


POWER SOURCE
SINGLE PHASE
MOTOR

SALES & MARKETING – 1 PHASE MOTOR EFFICIENCY CONTROLLER


ENERGY STAR

- $2 Billion Estimated Annual Market
- Initial Focus on OEMs, Direct and Through Partners
  - IXYS partnership – $250 million power semiconductor company with over 2,000 customers. Both a supplier and rep for PEFF.
  - Home appliances
  - Motor manufacturers
  - Licensing potential
  - Leverage some industrial reps
- **Generate 40+% Gross Margins**
  - Cost of product very low at high volume

IXYS



Product size relative to three pennies

POWER EFFICIENCY
CORPORATION

COMPETITION

- PEFF Intellectual Property: 1 approved patent, 3 patents pending
- No major competitor with a solution directly competitive with Motor Efficiency Controllers with E-Save Technology
- Competition from other motor-related technologies

Feature	MEC with E-Save	Premium Efficiency Motor	Variable Speed Drive	Soft Start
				
Saves Energy	✓	✓	✓	✗
Qualifies for Utility Rebates	✓	✓	✓	✗
Constant Speed	✓	✓	✗	✓
Motor Control & Protection	✓	✗	✓	✓
Affordable Solution	✓	✓	✗	✓
Energy Savings Monitoring Potential	✓	✗	✓	✗
CO2 Monitoring & Reporting Potential	✓	✗	✓	✗

POWEREFFICIENCY CORPORATION

PERSONNEL – MANGEMENT

Decades of experience in energy, motor control product and technology development, sales and marketing of controls, escalators and elevators, finance and law

Steven Strasser – Chairman and CEO

- 20 years in the electric power business
- Founder and former CEO of his own successful power development company
- 5 years in venture capital investing in energy technology at Summit Energy Ventures LLC
- 13 years in legal practice specializing in financial transactions
- Law degrees from University of Washington and McGill University

Scott Johnson – EVP & COO

- Mr. Johnson has been a senior manager at a Fortune 500 company and has lead multiple automation and motor control companies from early stage commercialization to tens of millions in revenue, with a focus on sales and marketing activities
- Previous positions: President of TrakitGPS & BMG Controls, CEO of AutomationSolutions, CEO of Industrial Devices Corporation, Group Vice President of Parker Hannifin, General Manager of Compumotor, Vice President of Sales/Marketing of Warner Electric
- Graduated with honors from Rockford College with a B.A. degree and major in Political Science

BJ Lackland – CFO and Director

- 5 years venture capital investing in energy technology at Summit Energy Ventures LLC
- Leading finance and strategic alliance positions in small and startup technology companies
- MBA and MA International Studies from University of Washington, BA in Politics, Philosophy and Econ from Claremont McKenna College

Brian Taylor – SVP of Product Management

- Former Business Manager, Standard Drives at Rockwell Automation, responsible for the $360M global standard drives business
- 19 years at Rockwell in various management positions
- Bachelors degree in Computer Engineering from Case Western Reserve University and MBA from Northeastern University

Alan Taylor – VP of Business Development, Elevators & Escalators

- Former Vice President at ThyssenKrupp, one of the big 4 elevator OEMs
- Over 30 years of experience in elevator / escalator industry
- Post graduate degree and working on Masters degree in Lift Engineering at Northampton University

Jay Mistry – Director of Business Development, Industrial

- Former Sales Manager, Channel & Component Sales at Rockwell Automation, a $160 million sales group
- BS in Electrical Engineering from Cal Poly San Luis Obispo

POWEREFFICIENCY CORPORATION

PERSONNEL – OUTSIDE DIRECTORS & ADVISORS

Majority independent board of directors with exceptionally strong background and large investment in the company

George Boyadjieff – Director and Senior Technical Advisor

- Former CEO and Chief Engineer for Varco International (now National Oilwell Varco: NYSE Company - NOV), which he helped grow from $3 million to over $1 billion in sales
- Holds 50 patents for development of technologies into commercial products
- BS and MS in Mechanical Engineering from UC Berkeley

Greg Curhan – Director & Advisor

- Co-Founder of Merriman Curhan Ford, a boutique investment banking firm, where he was also President, Chairman of the Commitment Committee and Head of the Cleantech investment banking team
- Former CFO of WorldRes.com; former director of Global Technology Research Marketing and Managing Director of Merrill Lynch
- BA from Dartmouth

Kenneth Dickey – Director

- Motor and motor controls industry veteran. Held senior positions in numerous companies: SVP of Sales and Operating GM of the Industrial Motor Division for Reliance Electric/Rockwell Automation; President/CEO of Cleveland Motion Control, Dynact Inc., and Motion Science, Inc.; Vice President Sales-Marketing for Safetronics
- BS in Finance from the University of Akron and an Executive MBA from Case-Western Reserve University

Douglas Dunn – Director

- Former Dean of the Carnegie Mellon Graduate Business School (Tepper School of Business)
- Former Executive with AT&T
- PhD in Business from the University of Michigan; MS in Industrial Management and BS in Physics from Georgia Institute of Technology

Dick Morgan – Director

- Former Dean UNLV Law School, Arizona State University Law School and University of Wyoming Law School
- Former corporate/securities lawyer
- JD from UCLA; BA in Political Science from UC Berkeley

Gary Rado – Director

- Former President of Casio USA
- Former Senior Vice President of Texas Instruments
- BS in Business Administration from Concord College

POWER EFFICIENCY CORPORATION

FINANCIALS

Income Statement	3 months ended 06/30/2009
Revenue	$ 75,393
COGS	49,556
Gross Margin	25,837
SG&A	632,737
R&D	267,161
Depreciat. & Amortiz.	16,412
Interest Income	3,886
Fair Market adjustment on Warrant Liability	848,222
Net Loss	$(38,365)

Notable Items

1. Present gross burn rate of approx. $275,000/ month
2. SFAS 123R totaled $95,894 in Q2 2009
3. SFAS 157 resulted in a non-cash gain of $848,222 in Q2 2009

Balance Sheet	06/30/2009
Current Assets	$ 979,124
Property and Equipment	120,114
Other Assets	2,031,608
Total Assets	3,130,846
Current Liabilities	1,626,735
Long-Term Liabilities	10,803
Net Equity	1,493,308
Total Liab and Deficit	$ 3,130,846

Notable Items as of 06/30/2009

1. Cash was over $500,000
2. No outstanding debt securities
3. SFAS 157 Warrant Liability was $663,083

Equity	06/30/2009
Common Stock Outstanding	43,255,441
Preferred Stock Outstanding ("as if converted")	14,000,000
Warrants Issued	30,629,780
Options Granted	15,579,896
Total Fully Diluted	103,465,117

Notable Items

1. Management and director ownership total: 22%
2. CEO & CFO: 19%

POWEREFFICIENCY
CORPORATION

MATURE OPERATING MODEL

Income Statement	TODAY (Q1 2009)	MATURE
Revenue	100%	100%
COGS	61%	50%
Gross Margin	39%	50%
SG&A	2,284%	21%
R&D	524%	9%
Interest Income	19%	0%
Net Pretax Income (Loss)	(2,750%)	20%

- The "mature" figures above include no licensing revenue, since this overstates core product and operating margins. However, E-Save Technology has very significant licensing potential, especially for single phase applications like appliances. Licensing revenue could appreciably increase the gross and net margins.

INVESTMENT HIGHLIGHTS

- $9 billion annual market opportunity in large and growing markets
- Patented technology that saves up to 35% of the electricity used by motors in appropriate applications
- Many high profile customers and installations
- Just completed product migration and signed large OEM agreements with leading companies in vertical transportation (elevator/escalator) market
- High margin, scalable business model - selling firmware-based solutions & potential licensing agreements; manufacturing outsourced and scalable
- Large insider ownership: Over 20% from $4 million invested

POWER EFFICIENCY CORPORATION

APPENDIX 1 – AWARD WINNING TECHNOLOGY

Winner of Frost & Sullivan 2009 Technology Innovation of the Year Award

Frost & Sullivan is one of the top international research and consulting firms and has an extensive motor and motor control industry research group.


FROST & SULLIVAN
2009
BEST PRACTICES AWARD
NORTH AMERICAN
CONSTANT SPEED MOTOR CONTROLLERS
PRODUCT INNOVATION OF THE YEAR AWARD

"Power Efficiency's Motor Efficiency Controllers with E-Save Technology provide a technologically innovative yet economical means for many types of motor-driven equipment to use energy much more efficiently," explains Chandrakumar.B.J, Research Analyst at Frost & Sullivan. "Our extensive global research indicates energy efficiency has become one of the top concerns for purchasers of electric motors and motor controls. Power Efficiency's unique E-Save Technology improves the efficiency of constant speed motors in a broad range of applications in commercial buildings and industrial facilities."

POWER EFFICIENCY CORPORATION

APPENDIX 2 - SAMPLE SAVINGS TEST RESULTS



Caesars Palace Hotel & Casino
Las Vegas, Nevada

Application:	Escalator
Motor Size:	40HP
Average Savings:	35.75%
Annual Savings:	$3,062.49
Power Rate:	$0.08/kWh
Annual CO2 Reduction:	29 tons
Internal Rate of Return:	59%*

* IRR does not include unit installation costs

These graphs represents the kilowatt usage of the "up" and "down" escalators over a period of 10 days - 5 days without the energy savings activated and 5 days with the energy savings activated.

Energy Savings in this test were verified by a professional measurement and verification consultant working for Nevada Power Company (now NV Energy).

NVEnergy.

Expected Product Life Savings	
Product Life:	15 years
kWh Savings:	574,215 kWh
Cost Savings:	$66,084*
CO2 Reduction:	445 tons

* Expected life cost savings is based on a 5% annual increase in cost of power

Up Escalator kW


10
9
8
7
6
5
4
3
2
1
Without Energy Savings
With Energy Savings
kW Avg w/o Energy Savings 6.08 (114.25 hrs)
kW Avg with Energy Savings 4.01 (114.25 hrs)
kW Savings 2.07 kWh Savings/ year 18133.2
% kW Savings 34%
$ Savings/ year $1,450.65

Down Escalator kW


7
6.5
6
5.5
5
4.5
4
3.5
3
2.5
2
Without Energy Savings
With Energy Savings
kW Avg w/o Energy Savings 6.30 (112.75 hrs)
kW Avg with Energy Savings 4.00 (111.75 hrs)
kW Savings 2.30 kWh Savings/ year 20148.00
% kW Savings 36.5%
$ Savings/ year $1,611.84

Note: The data above reflects both the up and down escalators combined

APPENDIX 3 – EXAMPLE RECENT PROJECT

Berry Plastics Corporation – Anaheim, CA


BERRY
PLASTICS CORPORATION
aec
aec
ANAHEIM PUBLIC UTILITIES

A 25HP Motor Efficiency Controller was installed on a granulator at Berry Plastics Corporation for reducing energy consumption, electricity costs and carbon footprint. Cost per kWh is $0.094.

Total Estimated Energy Savings per year: 42%

Total Estimated kWh Savings per year: 195,536 kWh

Total Estimated $ Savings per year: $18,380

Project Payback: 1.92 years

15 year Internal Rate of Return: 69%

CO_2 Reduction: 152 tons

Anaheim Public Utilities conducted measurement and verification testing and provided a rebate of $13,700

POWER EFFICIENCY CORPORATION

APPENDIX 4 - EXAMPLE RECENT PROJECTS

Los Angeles County Metropolitan Transportation Authority (Metro)



Metro
LOS ANGELES DEPARTMENT OF WATER & POWER

Metro implemented a countywide program to improve the energy efficiency of its escalators. Mitsubishi Electric was contracted for the installation of MECs on 122 escalators.

Denver International Airport (DIA)



DENVER INTERNATIONAL AIRPORT
Xcel Energy

Denver International Airport retrofitted 150 escalators and moving walkways with the EcoStart, a product Power Efficiency manufactures for KONE Inc. Xcel Energy estimated a 30-40% savings of electrical use, representing a reduction of over 2.0 million kilowatt-hours (kWh) per year.

APPENDIX 5 – EXAMPLE RECENT PROJECTS

Westfield Malls


Westfield

Westfield Malls worked with multiple service providers and Power Efficiency to install Motor Efficiency Controllers with E-Save Technology on escalators at:

- Horton Plaza in San Diego
- North County Mall in Escondido
- Plaza Bonita in National City, and
- Plaza Camino Real in Carlsbad

Westfield is planning a further roll out of the technology at other malls in the U.S.

Las Vegas Convention Center


ONLY
Vegas

The Las Vegas Convention and Visitor's Authority worked with KONE Inc. and Power Efficiency to install Motor Efficiency Controllers with E-Save Technology on escalators at the convention center.

Senate Majority Leader Harry Reid (D-NV):

"This project at the Las Vegas Convention Center is a good example of private and public entities working together to improve energy efficiency."

POWER EFFICIENCY CORPORATION

CONTACT INFORMATION

Power Efficiency Corporation

3960 Howard Hughes Parkway, Suite 460

Las Vegas, Nevada 89169

Tel: (702) 697-0377   Fax: (702) 697-0379

www.powerefficiency.com

Steven Strasser, CEO

sstrasser@powerefficiency.com

BJ Lackland, CFO

blackland@powerefficiency.com

Tel: (702) 697-0377